Exhibit 10.1

FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT

FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “First Amendment”), dated as of October 13, 2006, among CONSOLIDATED CONTAINER HOLDINGS LLC, a Delaware limited liability company (“Holdings”), CONSOLIDATED CONTAINER COMPANY LLC, a Delaware limited liability company (the “Borrower”), the Banks party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, Holdings, the Borrower, various lending institutions party thereto (the “Banks”) and the Administrative Agent are parties to a Credit Agreement, dated as of May 20, 2004 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this First Amendment, the parties hereto wish to amend and/or waive certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, IT IS AGREED:

I. Amendments to Credit Agreement.

1. Section 1.01 of the Credit Agreement is hereby amended by deleting clause (a) of said Section in its entirety and inserting the following new clause (a) in lieu thereof:

“(a) Subject to and upon the terms and conditions set forth herein, each Bank with an Initial Term Loan Commitment severally agrees to make on the Initial Borrowing Date a term loan or term loans (each, an “Initial Term Loan” and, collectively, the “Initial Term Loans”) to the Borrower, which Initial Term Loans: (i) shall be incurred pursuant to a single drawing on the Initial Borrowing Date; (ii) except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that all Initial Term Loans made on the Initial Borrowing Date shall initially be made as Base Rate Loans; (iii) shall be denominated in Dollars; and (iv) shall not exceed for any such Bank at the time of incurrence thereof on the Initial Borrowing Date that aggregate principal amount as is equal to the Initial Term Loan Commitment of such Bank as in effect on the Initial Borrowing Date (before giving effect to the termination thereof pursuant to Section 3.03(a)). Once repaid, Initial Term Loans incurred hereunder may not be reborrowed.”.

2. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new clause (d) at the end of said Section:

“(d) Subject to Section 1.15 and the other terms and conditions set forth herein, each Bank with an Incremental Term Loan Commitment severally agrees to make a term loan or term loans (each, an “Incremental Term Loan” and, collectively, the “Incremental Term Loans”) to the Borrower, which Incremental Term Loans: (i) shall be incurred by the Borrower pursuant to a single drawing on the respective Incremental Term Loan Borrowing Date (which date, in any event, shall be the date of the effectiveness of the applicable Incremental Term Loan Commitment Agreement pursuant to which such Incremental Term Loans are to be made); (ii) shall be denominated in Dollars; (iii) in the case of Same Tranche Incremental Term Loans, shall be added to the then outstanding Borrowings of Initial Term Loans as provided in Section 1.15(c), (iv) in the case of Separate Tranche Incremental Term Loans, except as hereinafter provided, shall, at the option of the Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided, that, except as otherwise specifically provided in Section 1.10(b), all Separate Tranche Incremental Term Loans of a given Tranche made as part of the same Borrowing shall at all times consist of Incremental Term Loans of the same Type; and (v) shall be made by each such Bank in that aggregate principal amount which does not exceed the Incremental Term Loan Commitment of such Bank on the respective Incremental Term Loan Borrowing Date. Once repaid, Incremental Term Loans incurred hereunder may not be reborrowed.”.

3. Section 1.03(a) of the Credit Agreement is hereby amended by deleting the text “Term Loans” appearing in said Section and inserting the text “Initial Term Loans, Incremental Term Loans” in lieu thereof.

4. Section 1 of the Credit Agreement is hereby further amended by inserting therein the following new Section 1.15:

“1.15 Incremental Term Loan Commitments. (a) The Borrower shall have the right to request that one or more Banks (and/or one or more other Persons which will become Banks as provided below) provide Incremental Term Loan Commitments and, subject to the terms and conditions contained in this Agreement, make Incremental Term Loans pursuant thereto; it being understood and agreed, however, that (i) no Bank shall be obligated to provide an Incremental Term Loan Commitment as a result of any such request by the Borrower, and until such time, if any, as such Bank has agreed in its sole discretion to provide an Incremental Term Loan Commitment and executed and delivered to the Administrative Agent an Incremental Term Loan Commitment Agreement as provided in clause (b) of this Section 1.15, such Bank shall not be obligated to fund any Incremental Term Loans, (ii) any Bank (or, in the circumstances contemplated by clause (viii) below, any other Person which will qualify as an Eligible Transferee) may so provide an Incremental Term Loan Commitment without the consent of any other Bank, (iii) each provision of Incremental Term

Loan Commitments pursuant to this Section 1.15 on a given date shall be in a minimum aggregate amount (for all Banks (including in the circumstances contemplated by clause (viii) below, Eligible Transferees who will become Banks)) of at least $5,000,000 and in integral multiples of $1,000,000 in excess thereof (provided that the initial provision of Incremental Term Loan Commitments shall be in a minimum aggregate amount of at least $25,000,000 and in integral multiples of $1,000,000 in excess thereof), (iv) the aggregate amount of all Incremental Term Loans permitted to be incurred pursuant to this Section 1.15 shall not exceed $50,000,000, (v) at the Borrower’s option, Incremental Term Loans may be (x) added to and become part of the existing Tranche of Initial Term Loans for all purposes hereunder (such Incremental Term Loans, “Same Tranche Incremental Term Loans”) or (y) incurred as a separate Tranche of Term Loans (such Incremental Term Loans, “Separate Tranche Incremental Term Loans”), (vi) if incurred as Separate Tranche Incremental Term Loans, such Incremental Term Loans shall have the same terms as the Initial Term Loans; provided, however, that (I) the maturity and amortization of such Separate Tranche Incremental Term Loans may differ, so long as such Separate Tranche Incremental Term Loans shall have (a) an Incremental Term Loan Maturity Date of no earlier than the Term Loan Maturity Date and (b) a Weighted Average Life to Maturity of no less than the Weighted Average Life to Maturity as then in effect for the Initial Term Loans and (II) the “interest rate” for such Separate Tranche Incremental Term Loans as of the Incremental Term Loan Borrowing Date therefor (which, for such purposes only, shall be determined by the Administrative Agent and deemed to include all upfront or similar fees or original issue discount (amortized over the life of such Separate Tranche Incremental Term Loans) payable to all Banks providing such Incremental Term Loans, but exclusive of any arrangement, structuring or other fees payable in connection therewith that are not shared with all Banks providing such Separate Tranche Incremental Term Loans) may exceed the “interest rate” then applicable to the Initial Term Loans if the Applicable Margin for (1) the Initial Term Loans and (2) each then outstanding Separate Tranche Incremental Term Loans is (or are) increased to the Applicable Increased Term Loan Rate with respect thereto, (vii) each Incremental Term Loan Commitment Agreement shall specify whether the respective Incremental Term Loans shall constitute Same Tranche Incremental Term Loans or Separate Tranche Incremental Term Loans (and, if Separate Tranche Incremental Term Loans, the maturity and amortization (if any) with respect thereto and interest rates and fees applicable thereto, (viii) if, after the Borrower has requested the then existing Banks (other than Defaulting Banks) to provide Incremental Term Loan Commitments pursuant to this Section 1.15, the Borrower has not received Incremental Term Loan Commitments in an aggregate amount equal to that amount of Incremental Term Loan Commitments which the Borrower desires to obtain pursuant to such request (as set forth in the notice provided by the Borrower as provided below), then the Borrower may request Incremental Term Loan Commitments from Persons reasonably acceptable to the Administrative Agent which would qualify as Eligible Transferees hereunder in an aggregate amount equal to such deficiency, provided that any such Incremental

Term Loan Commitment provided by any such Eligible Transferee which is not already a Bank shall be in a minimum amount (for such Eligible Transferee) of at least $1,000,000 and (ix) all actions taken by the Borrower pursuant to this Section 1.15 shall be done in coordination with the Administrative Agent.

(b) In connection with any provision of Incremental Term Loan Commitments pursuant to this Section 1.15, the Borrower, the Administrative Agent and each such Bank or other Eligible Transferee (each, an “Incremental Term Loan Bank”) which agrees to provide an Incremental Term Loan Commitment shall execute and deliver to the Administrative Agent an Incremental Term Loan Commitment Agreement, with (x) the effectiveness of such Incremental Term Loan Bank’s Incremental Term Loan Commitment to occur upon delivery by all of the parties thereto of such Incremental Term Loan Commitment Agreement to the Administrative Agent and (y) the incurrence of Incremental Term Loans pursuant thereto to occur on the date of such effectiveness, subject to (A) the payment of any fees required in connection therewith (including, without limitation, any agreed upon up-front or arrangement fees owing to the Administrative Agent) and (B) the satisfaction of the Incremental Term Loan Commitment Requirements and any other conditions precedent that may be set forth in such Incremental Term Loan Commitment Agreement as of the respective Incremental Term Loan Borrowing Date. The Administrative Agent shall promptly notify each Bank as to the effectiveness of each Incremental Term Loan Commitment Agreement, and at such time (i) Schedule I shall be deemed modified to reflect the Incremental Term Loan Commitments of such Incremental Term Loan Banks and (ii) to the extent requested by any Incremental Term Loan Bank, Term Notes will be issued at the Borrower’s expense, to such Incremental Term Loan Bank, in conformity with the requirements of Section 1.05 (with appropriate modification) to the extent needed to reflect the new Incremental Term Loans made by such Incremental Term Bank.

(c) Incremental Term Loans incurred as Separate Tranche Incremental Term Loans shall constitute a new Tranche, which shall be separate and distinct from the existing Tranches pursuant to this Agreement (with a designation which may be made in letters (i.e., A, B, C, etc.), numbers (1, 2, 3, etc.) or a combination thereof (i.e., A-1, A-2, A-3, B-1, B-2, B-3, C-1, C-2, C-3, etc.). In connection with each incurrence of Same Tranche Incremental Term Loans pursuant to Section 1.01(d), the Banks and the Borrower hereby agree that, notwithstanding anything to the contrary contained in this Agreement, (i) Same Tranche Incremental Term Loans incurred on each Incremental Term Loan Borrowing Date shall be added to (and thereafter be deemed to constitute a part of for all purposes, including as to the rate of interest applicable thereto) each existing Borrowing of Initial Term Loans on a pro rata basis as provided in clause (ii) below and (ii) in connection with each incurrence of Same Tranche Incremental Term Loans pursuant to Section 1.01(d), the Administrative Agent shall (and is hereby authorized to) take all appropriate actions to ensure that all outstanding Same Tranche Incremental Term Loans are allocated to Borrowings on a pro rata basis for all Initial Term Loans, even though as a result thereof such new Same

Tranche Incremental Term Loans (to the extent required to be maintained as Eurodollar Loans) may effectively have a shorter Interest Period than the then outstanding Borrowings of Initial Term Loans, and it is hereby agreed that, to the extent the Same Tranche Incremental Term Loans are to be so incurred or added to the then outstanding Borrowings of Initial Term Loans which are maintained as Eurodollar Loans, the Banks that have made such Same Tranche Incremental Term Loans shall be entitled to receive from the Borrower such amounts, as reasonably determined by the respective Banks, to compensate them for funding the various Same Tranche Incremental Term Loans during an existing Interest Period (rather than at the beginning of the respective Interest Period, based upon rates then applicable thereto). All determinations by any Bank pursuant to the immediately preceding sentence shall, absent manifest error, be final and conclusive and binding on all parties hereto.”.

5. Section 3.01 of the Credit Agreement is hereby amended by (i) redesignating clause (e) of said Section as clause (f) of said Section, and (ii) inserting the following new clause (e) immediately following clause (d) of said Section:

“(e) The Borrower shall pay to the Administrative Agent for distribution to each Incremental Term Loan Bank such fees and other amounts, if any, as are specified in the relevant Incremental Term Loan Commitment Agreement, with the fees and other amounts, if any, to be payable on the respective Incremental Term Loan Borrowing Date.”.

6. Section 3.03 of the Credit Agreement is hereby amended by deleting clause (a) of said Section in its entirety and inserting the following new clause (a) in lieu thereof:

“(a) (i) The Total Initial Term Loan Commitment (and the Initial Term Loan Commitment of each Bank) shall be terminated on the Initial Borrowing Date after giving effect to the making of Initial Term Loans on such date.

(ii) Each Incremental Term Loan Commitment made pursuant to an Incremental Term Loan Commitment Agreement shall be terminated in its entirety on the respective Incremental Term Loan Borrowing Date for such Incremental Term Loan Commitment Agreement, in each case after giving effect to the making of Incremental Term Loans on such date.”.

7. Section 4.02(b) of the Credit Agreement is hereby amended by deleting the text thereof in its entirety and inserting in lieu thereof the following new text:

“(b) (i) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, the Borrower shall be required to repay on each date set forth below (to the extent any day set forth below is not a Business Day then the required date of repayment shall be the immediately preceding Business Day) the principal amount of Term Loans (excluding Separate Tranche Incremental Term Loans), to the extent then outstanding, set forth below opposite such date (each such repayment as the same may be reduced as provided in Sections 4.01 and 4.02, a “Term Loan Scheduled Repayment”):”

Term Loan Scheduled Repayment Date	Amount
September 30, 2004	$550,000
December 31, 2004	$550,000
March 31, 2005	$550,000
June 30, 2005	$550,000
September 30, 2005	$550,000
December 31, 2005	$550,000
March 31, 2006	$550,000
June 30, 2006	$550,000
September 30, 2006	$550,000
December 31, 2006	$550,000
March 31, 2007	$550,000
June 30, 2007	$550,000
September 30, 2007	$550,000
December 31, 2007	$550,000
March 31, 2008	$550,000
June 30, 2008	$550,000
September 30, 2008	$550,000
December 15, 2008	$210,650,000

In addition, on each Incremental Term Loan Borrowing Date in respect of Same Tranche Incremental Term Loans, each of the amounts set forth above shall be increased by (i) in the case of each Term Loan Scheduled Repayment Date thereafter to and including September 30, 2008, an amount which will result in the Initial Term Loans being repaid by an amount equal to $550,000 on each Term Loan Scheduled Repayment Date (prior to giving effect to any voluntary prepayment or unscheduled mandatory repayment of Term Loans) and (ii) in the case of the Term Loan Scheduled Repayment on December 15, 2008, an amount equal to such Same Tranche Incremental Term Loans less the aggregate increases to the Term Loan Scheduled Repayments pursuant to clause (i) above.

(ii) In addition to any other mandatory repayments pursuant to this Section 4.02, the Borrower shall be required to make, with respect to Separate Tranche Incremental Term Loans, to the extent then outstanding, scheduled amortization payments of such Separate Tranche Incremental Term Loans on the dates and in the principal amounts set forth in the respective Incremental Term Loan Commitment Agreement (each such date, a “Scheduled Incremental Term Loan Repayment Date”, and each such repayment, as the same may be reduced as provided in Section 4.01 and 4.02, a “Scheduled Incremental Term Loan Repayment”).”.

8. Section 7.08 of the Credit Agreement is hereby amended by deleting clause (a) of said Section in its entirety and inserting the following new clause (a) in lieu thereof:

“(a) (I) All proceeds of Initial Term Loans shall be used by the Borrower (i) to effect the Transaction and (ii) to pay fees and expenses (including, without limitation, cash restructuring expenses) related to the Transaction; provided, that no more than $12,500,000 may be used on the Initial Borrowing Date for the purposes set forth in clause (ii) above.

(II) The proceeds of Incremental Term Loans shall be utilized for the general corporate purposes of the Borrower and its Subsidiaries (including, without limitation, to finance Permitted Acquisitions and to pay fees and expenses in connection therewith).”.

9. Section 8.01(d) of the Credit Agreement is hereby amended by deleting the text “$5,000,000” appearing in Section and inserting the text “$15,000,000” in lieu thereof.

10. Section 8.14 of the Credit Agreement is hereby amended by (i) deleting the text “$10,000,000” appearing in clause (v) of said Section and inserting the text “$15,000,000” in lieu thereof, (ii) deleting the text “the Effective Date” appearing in clause (vi) of said Section and inserting the text “the First Amendment Effective Date” in lieu thereof and (iii) deleting the text “$25,000,000” appearing in clause (vi) of said Section and inserting the text “$65,000,000” in lieu thereof.

11. Section 8 of the Credit Agreement is hereby amended by inserting the following new Section 8.18 at the end of said Section:

“8.18 Mortgage Amendments; Certain Mortgages. Within 90 days following each Incremental Term Loan Borrowing Date (in each case unless otherwise agreed by the Collateral Agent), the Borrower shall deliver to the Collateral Agent, or caused to be delivered to the Collateral Agent, (x) fully executed counterparts of amendments (the “Mortgage Amendments”), in form and substance satisfactory to the Administrative Agent, to each of the Mortgages, together with evidence that counterparts of each of the Mortgage Amendments have been delivered to the title company insuring the Lien on the Mortgages for recording in all places to the extent necessary or desirable, in the judgment of the Collateral Agent, effectively to maintain a valid and enforceable first priority mortgage lien on the Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors and (y) either endorsements to the existing Mortgage Policies or new Mortgage Policies assuring the Collateral Agent that each Mortgage is a valid and enforceable first priority mortgage lien on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Encumbrances.”

12. Section 9.04 of the Credit Agreement is hereby amended by (i) deleting the text “Initial Borrowing Date” appearing in clause (iv) of said Section and inserting the text “First Amendment Effective Date” in lieu thereof, (ii) deleting the text “Initial Borrowing Date”

appearing in clause (xvii) of said Section and inserting the text “First Amendment Effective Date” in lieu thereof and (iii) deleting the text “10,000,000” appearing in clause (xvii) of said Section and inserting the text “15,000,000” in lieu thereof.

13. Section 9.04 of the Credit Agreement is hereby further amended by inserting at the end thereof the following:

“For purposes of determining compliance with this Section 9.04, in the event that any item of proposed Indebtedness meets the criteria of more than one of the categories above, the Borrower will be permitted to classify the item of Indebtedness on the date of its incurrence, creation or assumption, or later reclassify all or a portion of the item of Indebtedness, in any manner that complies with this Section 9.04 and such item of Indebtedness shall be deemed to have been incurred, created or assumed pursuant to only one of such categories.”

14. Section 9.05 of the Credit Agreement is hereby amended by (i) deleting the text “$10,000,000” appearing in clause (viii) of said Section and inserting the text “$15,000,000” in lieu thereof and (ii) deleting the text “the sum of (a) $5,000,000 and (b) the amount of equity contributions made by Holdings to the Borrower pursuant to clause (b) above” appearing in clause (ix) of said Section and inserting the text “$15,000,000” in lieu thereof.

15. Section 9.15 of the Credit Agreement is hereby amended by deleting the text “establish or create” appearing in clause (2) of the proviso of said Section and inserting the text “establish, create or acquire” in lieu thereof.

16. The definition of “Consolidated EBITDA” appearing in Section 11 of the Credit Agreement is hereby amended by (i) inserting the text “(x)” immediately following the text “Consolidated EBIT, adjusted by” appearing in said definition and (ii) inserting the text “and (y) deducting therefrom any non-cash gains resulting from the Disclosed Matters (as defined in the First Amendment) to the extent included in Consolidated EBIT for such period (provided that non-cash gains resulting from the Disclosed Matters shall not be so deducted in respect of the following fiscal quarters: (a) for the fiscal quarter ending September 30, 2006, $2,865,000; (b) for the fiscal quarter ending December 31, 2006 $2,007,000; and (c) for the fiscal quarter ending March 31, 2007, $949,000)” immediately following the text “minority interest expense deducted in calculating Consolidated Net Income” appearing in said definition.

17. The definition of “Consolidated Net Income” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “and for purposes of clause (ii) of the definition of ‘Incremental Term Loan Commitment Requirements’” immediately following the text “9.09 and 9.10” appearing in said definition.

18. The definition of “Credit Documents” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, each Incremental Term Loan Commitment Agreement” immediately following the text “each Security Document” appearing in said definition.

19. The definition of “Permitted Acquisition” appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the text “cash proceeds received from a Borrowing of Revolving Loans” appearing in clause (A)(i) of the proviso contained in said definition and inserting the text “cash (including proceeds of Revolving Loans and Incremental Term Loans)” and (ii) inserting the text “, or options or warrants to purchase common equity,” immediately following the text “common equity” appearing in clause (A)(v) of the proviso contained in clause (A) of said definition.

20. The definition of “Pro Forma Basis” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the first clause (y) thereof and inserting in lieu thereof the following new clause (y):

“(y) the repayment of any Indebtedness (other than revolving Indebtedness, except (a) to the extent permanently paid with other permitted Indebtedness and (b) Revolving Loans the proceeds of which were used to finance Permitted Acquisitions) or Qualified Preferred Equity after the first day of the relevant Calculation Period as if such Indebtedness or Qualified Preferred Equity had been repaid, retired or redeemed on the first day of the relevant Calculation Period”.

21. The definition of “Pro Forma Basis” appearing in Section 11 of the Credit Agreement is hereby further amended by deleting clause (i) thereof and inserting in lieu thereof the following new clause (i):

“(i) all Indebtedness and Qualified Preferred Equity (A) covered by clause (x) above (other than any such Indebtedness or Qualified Preferred Equity repaid, retired or redeemed as provided in clause (y) above) incurred or issued after the first day of the relevant Calculation Period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of the respective Calculation Period and remain outstanding through the date of determination (and thereafter in the case of projections pursuant to Section 8.14(v)) and (B) covered by clause (y) above repaid, retired or redeemed after the first day of the relevant Calculation Period shall be deemed to have been repaid, retired or redeemed on the first day of the respective Calculation Period and remain repaid, retired or redeemed through the date of determination (and thereafter in the case of projections pursuant to Section 8.14(v));”.

22. Section 11 of the Credit Agreement is hereby further amended by (i) deleting the definitions “Applicable Margin,” “Commitment”, “Term Loan”, “Term Loan Commitment”, “Total Commitment”, “Total Term Loan Commitment” and “Tranche” appearing therein in their entirety and (ii) inserting in the appropriate alphabetical order the following new definitions:

“Applicable Increased Term Loan Rate” shall mean, at any time, with respect to the Initial Term Loans or any then existing Separate Tranche Incremental Term Loans owed by the Borrower at the time of the provision of any new Separate Tranche Incremental Term Loans pursuant to Section 1.15 which is subject to an interest rate per annum that is more than 0.50% per annum less than the interest rate applicable to such new Separate Tranche Incremental Term Loans, the rate per annum (expressed as a percentage) determined by the Administrative Agent (and notified to the Banks) as the rate per annum required to cause the interest rate applicable to the Initial Term Loans or such then existing Separate Tranche Incremental Term Loans owed by the Borrower to be 0.50% per annum less than the interest rate applicable to such newly-created Separate Tranche Incremental Term Loans. Each determination of the “Applicable Increased Term Loan Rate” shall be made by the Administrative Agent taking into account the relevant factors outlined in clause (vi) of Section 1.15(a) and shall be conclusive and binding on all Banks absent manifest error.

“Applicable Margin” shall mean a percentage per annum equal to (x) in the case of Initial Term Loans (A) maintained as Base Rate Loans, 2.25%, and (B) maintained as Eurodollar Loans, 3.25% (or, on and after the date of the most recent incurrence of any Separate Tranche Incremental Term Loans which gives rise to a determination of a new Applicable Increased Term Loan Rate, the Applicable Increased Term Loan Rate); (y) in the case of any Separate Tranche Incremental Term Loans, that percentage per annum set forth in, and calculated in accordance with, Section 1.15 and the relevant Incremental Term Loan Commitment Agreement (or, on and after the date of the most recent incurrence of any additional Separate Tranche Incremental Term Loans which gives rise to a determination of a new Applicable Increased Term Loan Rate, the Applicable Increased Term Loan Rate); and (z) in the case of Revolving Loans (A) maintained as Base Rate Loans, 2.75%, and (B) maintained as Eurodollar Loans, 3.75%.

“Commitment” shall mean any of the commitments of any Bank, i.e., whether an Initial Term Loan Commitment, an Incremental Term Loan Commitment or a Revolving Loan Commitment.

“First Amendment” shall mean the First Amendment to Credit Agreement, dated as of October 13, 2006, among Holdings, the Borrower, the Banks party thereto and the Administrative Agent.

“First Amendment Effective Date” shall have the meaning provided in the First Amendment.

“Incremental Term Loan” shall have the meaning provided in Section 1.01(d).

“Incremental Term Loan Bank” shall have the meaning provided in Section 1.15(b).

“Incremental Term Loan Borrowing Date” shall mean each date on which the Borrower incurs Incremental Term Loans pursuant to Section 1.01(d), which date shall be the date of the effectiveness of the Incremental Term Loan

Commitment Agreement pursuant to which such Incremental Term Loans are to be made.

“Incremental Term Loan Commitment” shall mean, for each Incremental Term Loan Bank, the commitment of such Incremental Term Loan Bank to make Incremental Term Loans pursuant to Section 1.01(d) on a given Incremental Term Loan Borrowing Date, as such commitment is set forth in the Incremental Term Loan Commitment Agreement delivered pursuant to Section 1.15(b) and as same may be terminated pursuant to Sections 3.03 and/or 10.

“Incremental Term Loan Commitment Agreement” shall mean an Incremental Term Loan Commitment Agreement substantially in the form of Exhibit M (appropriately completed).

“Incremental Term Loan Commitment Requirements” shall mean, with respect to any incurrence of Incremental Term Loans on a given Incremental Term Loan Borrowing Date, the satisfaction of each of the following conditions: (i) no Default or Event of Default then exists or would result therefrom (for purposes of such determination, assuming the relevant Incremental Term Loans in an aggregate principal amount equal to the full amount of Incremental Term Loan Commitments then requested or provided had been incurred, and the proposed Permitted Acquisition (if any) to be financed with the proceeds of such Loans had been consummated, on such Incremental Term Loan Borrowing Date, as the case may be) and all of the representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects at such time (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), (ii) calculations are made by the Borrower demonstrating compliance with the covenants contained in Sections 9.08 through 9.10, inclusive, for the Calculation Period most recently ended prior to such Incremental Term Loan Borrowing Date on a Pro Forma Basis, as if the relevant Incremental Term Loans to be made pursuant to such Incremental Term Loan Commitments (assuming the full utilization thereof) had been incurred, and the proposed Permitted Acquisition (if any) to be financed with the proceeds of such Term Loans (as well as other Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had occurred, on the first day of such Calculation Period, (iii) such Incremental Term Loans shall be permitted to be incurred under the terms of the Senior Second Lien Note Documents and the Senior Subordinated Note Documents; (iv) the delivery by the Borrower of an officer’s certificate to the Administrative Agent certifying as to compliance with preceding clauses (i), (ii) and (iii) and containing the calculations required by clause (ii), (v) the delivery by the Borrower to the Administrative Agent of an acknowledgement in form and substance reasonably satisfactory to the Administrative Agent and executed by each Guarantor acknowledging that all such Incremental Term Loans shall constitute (and be included in the definition of) “Guaranteed Obligations” under each Guaranty of such Guarantor; (vi) the delivery by the Borrower and its Subsidiaries of such technical amendments, modifications and/or supplements, if any, to the respective Security Documents as are reasonably requested by the Administrative Agent to ensure that the additional Obligations to be incurred pursuant to the Incremental Term Loan Commitments are secured by, and entitled to the benefits of, the relevant Security Documents, and each of the Banks hereby agrees to, and authorizes the Collateral Agent to enter into, any such technical amendments, modifications and/or supplements; (vii) the delivery by the Borrower to the Administrative Agent of an opinion or opinions, in form and substance reasonably satisfactory to the Administrative Agent, from counsel to the Credit Parties reasonably satisfactory to the Administrative Agent and dated such date, covering such matters as may be reasonably requested by the Administrative Agent, (viii) the delivery by Holdings, the Borrower and the other Credit Parties to the Administrative Agent of such other officers’ certificates, resolutions and evidence of good standing as the Administrative Agent shall reasonably request and (ix) the completion by Holdings and the other Credit Parties of such other actions as the Administrative Agent may reasonably request in connection with such Incremental Term Loan Commitment.

“Incremental Term Loan Maturity Date” shall mean, for any Separate Tranche Incremental Term Loans, the final maturity date set forth for such Separate Tranche Incremental Term Loans in the respective Incremental Term Loan Commitment Agreement relating thereto.

“Initial Term Loan” shall have the meaning provided in Section 1.01(a) (and, for the avoidance of doubt, shall include all Term Loans under and as defined in this Agreement prior to giving effect to the First Amendment).

“Initial Term Loan Commitment” shall mean, each Term Loan Commitment under and as defined in the Credit Agreement before giving effect to the First Amendment.

“Salt Lake City Quintex Acquisition” shall mean the purchase by the Borrower or one or more of its Subsidiaries of substantially all of the assets of Quintex Corporation, a Utah corporation.

“Same Tranche Incremental Term Loan” shall have the meaning provided in Section 1.15(a).

“Separate Tranche Incremental Term Loan” shall have the meaning provided in Section 1.15(a).

“Spokane Quintex Acquisition” the purchase by the Borrower or one or more of its Subsidiaries of substantially all of the assets of Quintex Corporation, a Washington corporation.

“Term Loan” shall mean, collectively, each Initial Term Loan and each Incremental Term Loan.

“Term Loan Commitment” shall mean each Initial Term Loan Commitment and each Incremental Term Loan Commitment.

“Total Commitment” shall mean the sum of the Total Term Loan Commitment and the Total Revolving Loan Commitment.

“Total Incremental Term Loan Commitment” shall mean, at any time, the sum of the Incremental Term Loan Commitments of each of the Banks at such time.

“Total Initial Term Loan Commitment” shall mean, at any time, the sum of the Initial Term Loan Commitments of each of the Banks at such time.

“Total Term Loan Commitment” shall mean the Total Initial Term Loan Commitment and the Total Incremental Term Loan Commitment.

“Tranche” shall mean the respective facility and commitments utilized in making Loans hereunder, with there being three (subject to the immediately succeeding sentence) separate Tranches, i.e., (i) Initial Term Loans, (ii) Revolving Loans and (iii) Swingline Loans. In addition, and notwithstanding the foregoing, any Incremental Term Loans may be made pursuant to one or more additional Tranches of Term Loans as Separate Tranche Incremental Term Loans hereunder which shall be designated pursuant to the respective Incremental Term Loan Commitment Agreement in accordance with the relevant requirements specified in Section 1.15.

“Weighted Average Life to Maturity” shall mean, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the product obtained by multiplying (x) the amount of each then remaining installment or other required scheduled payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

23. Section 14.12 of the Credit Agreement is hereby amended by inserting the following new clause (e) at the end of said Section:

“(e) Holdings, the Borrower, the Administrative Agent and each Incremental Term Loan Bank may, in accordance with the provisions of Section 1.15, enter into an Incremental Term Loan Commitment Agreement, provided that after the execution and delivery by Holdings, the Borrower, the Administrative Agent and each such Incremental Term Loan Bank of such Incremental Term Loan Commitment Agreement, such Incremental Term Loan Commitment Agreement may thereafter only be modified in accordance with the requirements of clause (a) above of this Section 14.12. In addition, the Borrower and the Administrative Agent are hereby authorized to enter into technical amendments to this Agreement to effect the incurrence of any Incremental Term Loans.”.

24. Section 14.14 of the Credit Agreement is hereby amended by inserting the following text immediately after the penultimate sentence of said Section:

“The registration of any provision of Incremental Term Loan Commitments pursuant to Section 1.15 shall be recorded by the Administrative Agent on the Register only upon the acceptance of the Administrative Agent of a properly executed and delivered Incremental Term Loan Commitment Agreement. Coincident with the delivery of such Incremental Term Loan Commitment Agreement for acceptance and registration of the provision of an Incremental Term Loan Commitment, or as soon thereafter as practicable, new Term Notes shall be issued to the respective Incremental Term Loan Bank at the request of such Incremental Term Loan Bank.”.

25. Exhibit A to the Credit Agreement is hereby amended by deleting the text “[Term Loans]” appearing in said Exhibit and inserting the text “[Initial Term Loans] [Incremental Term Loans]” in lieu thereof.

26. The Credit Agreement is hereby further amended by inserting a new Exhibit M thereto in the form of Exhibit M attached hereto.

27. Notwithstanding anything to the contrary contained in Section 8.14 of the Credit Agreement (as amended hereby) or the definition of “Permitted Acquisition” contained in the Credit Agreement (as amended hereby), the Salt Lake City Quintex Acquisition and the Spokane Quintex Acquisition are hereby deemed to be two separate and distinct acquisitions for all purposes under the Credit Agreement.

II. Waivers to Credit Agreement.

1. Holdings and the Borrower have informed the Banks that as a result of management’s internal review of its records and determination that certain Credit Parties had not fulfilled certain obligations under bottle and resin supply agreements with Dean Foods Company, formerly known as Suiza Foods Company (“Dean Foods”) and certain affiliates of Dean Foods, (i) Consolidated Container Company LP, Holdings and the Borrower have entered into a Settlement Agreement, dated August 22, 2006, as amended August 25, 2006 (the “Settlement Agreement”) with Dean Foods under which such Credit Parties will pay $10,000,000 to Dean Foods in installments through 2008, (ii) Holdings’ previously issued financial statements for the years ended December 31, 2005, 2004 and 2003 (and the fiscal quarters comprising such fiscal years) and for the fiscal quarter ended March 31, 2006 (such financial statements, collectively, the “Original Financial Statements”) should no longer be relied upon and should be restated (the “Restatement”) as promptly as practicable (such restated financial statements, the “Restated Financial Statements”), which Restated Financial Statements have now been delivered to the Banks (together with a revised compliance certificate as described in Section 8.01(e) of the Credit Agreement in respect of each Test Period ending during such period), (iii) Holdings and the Borrower failed to deliver the financial statements for the quarter ended June 30, 2006 within the time period required by Section 8.01(b) of the Credit Agreement, but financial statements for such quarter otherwise satisfying the requirements of Section 8.01(b) have now been delivered to the Banks, (iv) Holdings and the Borrower failed to deliver the financial statements for the month ended July 31, 2006 within the time period required by Section 8.01(a) of the Credit Agreement, but financial statements for such month otherwise satisfying the requirements of Section 8.01(a) have now been delivered to the Banks, (v) the Original Financial Statements delivered pursuant to Section 7.05 of the Credit Agreement did not comply with the terms of such Section and (vi) Holdings and the Borrower maintained books and records in a manner which did not comply with the terms of Section 8.02 of the Credit Agreement (the matters referred to in this Section II(1), collectively, the “Disclosed Matters”).

2. To the extent representations and warranties contained in Sections 7.05 and 7.07 of the Credit Agreement constituted a misrepresentation solely as a result of the foregoing Disclosed Matters, the Banks hereby waive any Default or Event of Default arising under Section 10.02 of the Credit Agreement as a result thereof.

3. The Banks hereby waive the failure of Holdings and the Borrower to deliver financial statements for the month ended July 31, 2006 within the time period required by Section 8.01(a) of the Credit Agreement, and also hereby waive any Default or Event of Default arising under Section 10.03 of the Credit Agreement as a result of such failure.

4. The Banks hereby waive the failure of Holdings and the Borrower to deliver financial statements for the fiscal quarter ended June 30, 2006 within the time period required by Section 8.01(b) of the Credit Agreement, and also hereby waive any Default or Event of Default arising under Section 10.03 of the Credit Agreement as a result of such failure.

5. The Banks hereby waive the failure of Holdings and the Borrower to provide notice of any Default and/or Event of Default arising from the Disclosed Matters within the time period required by Section 8.01(g) of the Credit Agreement, and also hereby waive any Default or Event of Default arising under Section 10.03 of the Credit Agreement as a result of such failure.

6. To the extent Section 8.02 of the Credit Agreement was violated solely as a result of the foregoing Disclosed Matters, the Banks hereby waive such violation and any Default or Event of Default arising under Section 10.03 of the Credit Agreement as a result thereof.

7. To the extent Section 8.05 of the Credit Agreement was violated solely as a result of the foregoing Disclosed Matters, the Banks hereby waive such violation and any Default or Event of Default arising under Section 10.03 of the Credit Agreement as a result thereof.

8. To the extent (a) Sections 9.08, 9.09 and 9.10 of the Credit Agreement were violated solely as a result of the foregoing Disclosed Matters for (and only for) the Test Period ended September 30, 2005 and (b) Section 9.10 of the Credit Agreement was violated solely as a result of the foregoing Disclosed Matters for (and only for) the Test Period ended December 31, 2005, the Banks hereby waive such violations and any Default or Event of Default arising under Section 10.03 of the Credit Agreement as a result thereof.

9. The Banks hereby waive any Default or Event of Default that arose under Section 10.04 of the Credit Agreement as a result of a default by the Borrower in its obligation to deliver financial statements for the fiscal quarter ended June 30, 2006 to the holders of the Senior Second Lien Notes and the Senior Subordinated Notes within the time period required by the Senior Second Lien Note Documents and the Senior Subordinated Note Documents, but only to the extent that such defaults have been cured prior to the First Amendment Effective Date.

10. The Banks hereby confirm and agree that, for the purposes of the Credit Agreement, the Disclosed Matters in and of themselves shall not constitute or be deemed to be a “Material Adverse Effect”.

III. Miscellaneous Provisions.

1. In order to induce the Banks to enter into this First Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the First Amendment Effective Date (as defined below), immediately after giving effect thereto; and

(b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the First Amendment Effective Date, immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects only as of such specific date).

2. This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF).

5. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) each Credit Party and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention: May Yip-Daniels (facsimile number: 212-354-8113, email address: myip@whitecase.com);

(ii) the Borrower shall have paid to the Administrative Agent all fees, costs and expenses (including without limitation, legal fees and expenses) payable to the Administrative Agent to the extent then due; and

(iii) the Borrower shall have paid the Amendment Fee as provided in Section II(6) below.

6. The Borrower agrees to pay to each Bank which executes and delivers to the Administrative Agent a counterpart hereof (including by way of facsimile (or other electronic) transmission by 5:00 p.m. (New York time) on October 13, 2006, a non-refundable cash fee (the “Amendment Fee”) in an amount equal to 0.25% of the sum of (a) such Bank’s Revolving Loan Commitment plus (b) such Bank’s outstanding Term Loans, in each case as same is in effect on the First Amendment Effective Date. The Amendment Fee shall be due and payable on the First Amendment Effective Date (and only payable so long as the First Amendment Effective Date occurs) and shall be paid by the Borrower to the Administrative Agent for distribution to the Banks entitled thereto.

7. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, all Incremental Term Loans) shall be fully guaranteed pursuant to the various Guaranties in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents.

8. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*         *         *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

CONSOLIDATED CONTAINER HOLDINGS LLC

By:	/s/ Richard P. Sehring
Name:	Richard P. Sehring
Title:	CFO

CONSOLIDATED CONTAINER COMPANY LLC

By:	/s/ Richard P. Sehring
Name:	Richard P. Sehring
Title:	CFO

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent

By	/s/ Evelyn Thierry
Name:	Evelyn Thierry
Title:	Vice President

By	/s/ Omayra Laucella
Name:	Omayra Laucella
Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF OCTOBER 13, 2006, AMONG CONSOLIDATED CONTAINER HOLDINGS LLC, CONSOLIDATED CONTAINER COMPANY LLC, VARIOUS BANKS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Grand Central Asset Trust, BDC Series

By:	/s/ Mikus N. Kins
Name:	Mikus N. Kins
Title:	Attorney-in-fact

NAME OF INSTITUTION:

SOL Loan Funding LLC

By:	/s/ Matthew Massier
Name:	Matthew Massier
Title:	As Attorney In Fact

NAME OF INSTITUTION:

ULT CBNA Loan Funding LLC, for itself or as agent for ULT CFPI Loan Funding LLC

By:	/s/ Matthew Massier
Name:	Matthew Massier
Title:	As Attorney In Fact

NAME OF INSTITUTION:

AIMCO CLO, Series 2006-A

By:	/s/
Name:	illegible
Title:

NAME OF INSTITUTION:

AIMCO CLO, Series 2005-A

By:	/s/
Name:	illegible
Title:

NAME OF INSTITUTION:

AIMCO CDO, Series 2000-A

By:	/s/
Name:	illegible
Title:

NAME OF INSTITUTION:

Allstate Life Insurance Company

By:	/s/
Name:	illegible
Title:

NAME OF INSTITUTION:

Northwoods Capital IV, Limited By: Angelo, Gordon & Co., L.P. As Collateral Manager

By:	/s/ Bruce Martin
Name:	Bruce Martin
Title:	Managing Director

NAME OF INSTITUTION:

Northwoods Capital V, Limited By: Angelo, Gordon & Co., L.P. As Collateral Manager

By:	/s/ Bruce Martin
Name:	Bruce Martin
Title:	Managing Director

NAME OF INSTITUTION:

Northwoods Capital VI, Limited By: Angelo, Gordon & Co., L.P. As Collateral Manager

By:	/s/ Bruce Martin
Name:	Bruce Martin
Title:	Managing Director

NAME OF INSTITUTION:

Black Diamond International Funding, Ltd.

By:	/s/ Simon Wetherell
Name:	Simon Wetherell
Title:	Director

NAME OF INSTITUTION:

BLACK DIAMOND CLO 2005-1, LTD. BY: Black Diamond Capital Management, L.L.C. as Its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Partner, Black Diamond Capital Management, L.L.C.

By:	/s/ James J. Zenni, Jr.
Name:	James J. Zenni, Jr.
Title:	President & Managing Partner, Black Diamond Capital Management, L.L.C.

NAME OF INSTITUTION:

Watch Tower CLOIPLC By: Citadel Limited Partnership, Collateral Manager. By: Citadel Investment Group, L.L.C., its General Partner

By:	/s/ Erica L. Tarpey
Name:	Erica L. Tarpey
Title:	Authorized Signatory

NAME OF INSTITUTION:

Classic Cayman B.C. Limited

By:	/s/ Brian Schneider
Name:	Brian Schneider
Title:	Authorized Signatory

By:	/s/ Janet Wolff
Name:	Janet Wolff
Title:	Authorized Signatory

NAME OF INSTITUTION:

TRS 1 LLC
By:	Deutsche Bank Trust Company Americas, its sole member
By:	DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

By:	/s/ Deirdre Whorton
Name:	Deirdre Whorton
Title:	Assistant Vice President

NAME OF INSTITUTION:

TRS BRUIN LLC
By:	Deutsche Bank AG Cayman Islands Branch, its sole member
By:	DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
Name:	Alice L. Wagner
Title:	Vice President

By:	/s/ Deirdre Whorton
Name:	Deirdre Whorton
Title:	Assistant Vice President

NAME OF INSTITUTION:

SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

NAME OF INSTITUTION:

EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

NAME OF INSTITUTION:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

NAME OF INSTITUTION:

EATON VANCE CDO III, LTD.
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

NAME OF INSTITUTION:

EATON VANCE CDO IV, LTD.
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

NAME OF INSTITUTION:

EATON VANCE CDO VIII, LTD.
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

NAME OF INSTITUTION:

GRAYSON & CO
By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

NAME OF INSTITUTION:

EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

NAME OF INSTITUTION:

EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

NAME OF INSTITUTION:

Flagship CLO II
By:	Deutsche Asset Management, Inc. as Subadvisor

By:	/s/ Joseph Tavolieri
Name:	Joseph Tavolieri
Title:	Vice President

By:	/s/ John Thierfelder
Name:	John Thierfelder
Title:	Vice President

NAME OF INSTITUTION:

Flagship CLO V
By:	Deutsche Asset Management, Inc.

By:	/s/ Joseph Tavolieri
Name:	Joseph Tavolieri
Title:	Vice President

By:	/s/ John Thierfelder
Name:	John Thierfelder
Title:	Vice President

NAME OF INSTITUTION:

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ James R. Persico
Name:	James R. Persico
Title:	Duly Authorized Signatory

NAME OF INSTITUTION:

General Electric Capital Corporation, As Administrator For, Merritt CLO Holding LLC

By:	/s/ Amanda J. Van Heyst
Name:	Amanda J. Van Heyst
Title:	Duly Authorized Signatory

NAME OF INSTITUTION:

KZH Pondview LLC

By:	/s/ V. Conway
Name:	V. Conway
Title:

NAME OF INSTITUTION:

Loan Funding IV LLC
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:

Loan Star State Trust
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., Its Investment Advisor

By:	/s/ Brian Lohrding
Name:	Brian Lohrding
Title:	Treasurer, Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

NAME OF INSTITUTION:

First Trust/Highland Capital Floating Rate Income Fund

By:	/s/ Joe Dougherty
Name:	Joe Dougherty
Title:	Portfolio Manager

NAME OF INSTITUTION:

Highland Floating Rate Advantage Fund

By:	/s/ Joe Dougherty
Name:	Joe Dougherty
Title:	Senior Vice President

NAME OF INSTITUTION:

Highland Floating Rate LLC

By:	/s/ Joe Dougherty
Name:	Joe Dougherty
Title:	Senior Vice President

NAME OF INSTITUTION:

Highland Credit Strategies Fund

By:	/s/ Joe Dougherty
Name:	Joe Dougherty
Title:	Portfolio Manager

NAME OF INSTITUTION:

Morgan Stanley Prime Income Trust

By:	/s/ Jinny Kim
Name:	Jinny Kim
Title:	Executive Director

NAME OF INSTITUTION:

Natezix Banques Populaires

By:	/s/ Frank Madden
Name:	Frank Madden
Title:	Vice President

By:	/s/ Kelvin Cheng
Name:	Kelvin Cheng
Title:	Vice President

NAME OF INSTITUTION:

IDS Life Insurance Company
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

NAME OF INSTITUTION:

Ameriprise Certificate Company
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Yvonne E. Stevens
Name:	Yvonne E. Stevens
Title:	Senior Managing Director

NAME OF INSTITUTION:

Centurion CDO III, Limited
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Centurion CDO VI, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Centurion CDO VII, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Centurion CDO 8, Limited
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Centurion CDO 9, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Cent CDO 10, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Cent CDO XI, Limited
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Sequils-Centurion V, Ltd.
By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Brant Point CBO 1999-1, LTD., as Term Lender

By:	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

NAME OF INSTITUTION:

Chatham Light II CLO, Limited, by Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

NAME OF INSTITUTION:

Katonah III, Ltd. by Sankaty Advisors LLC as Collateral Manager

By:	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

NAME OF INSTITUTION:

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

NAME OF INSTITUTION:

Sankaty High Yield Partners, II L.P.

By:	/ s/ Jeffrey Hawkins
Name:	Jeffrey Hawkins
Title:	Executive Vice President

NAME OF INSTITUTION:

HARBOUR TOWN FUNDING LLC

By:	/s/ Christina L. Ramseur
Name:	Christina L. Ramseur
Title:	Assistant Vice President

NAME OF INSTITUTION:

Emerald Orchard Limited

By:	/s/ Neam Ahmed
Name:	Neam Ahmed
Title:	Authorized Signatory

NAME OF INSTITUTION:

FIELD POINT I, LTD.

By:	/ s/ Richard Petrilli
Name:	Richard Petrilli
Title:	Authorized Signatory

NAME OF INSTITUTION:

Stanfield Veyron CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

NAME OF INSTITUTION:

Stanfield Arbitrage CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

NAME OF INSTITUTION:

Stanfield Quattro CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

NAME OF INSTITUTION:

Stanfield Vantage CLO, Ltd.
By:	Stanfield Capital Partners, LLC as its Collateral Manager

By:	/s/ Christopher E. Jansen
Name:	Christopher E. Jansen
Title:	Managing Partner

NAME OF INSTITUTION:

Van Kampen Senior Income Trust
By:	Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

NAME OF INSTITUTION:

Van Kampen Senior Loan Fund
By:	Van Kampen Asset Management

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Executive Director

NAME OF INSTITUTION:

WB Loan Funding 2, LLC

By:	/s/ Diana M. Himes
Name:	Diana M. Himes
Title:	Associate

NAME OF INSTITUTION:

Foothill Income Trust II, L.P.
By:	FIT II GP, LLC, Its Gen Partner

By:	/s/ Sean Dixon
Name:	Sean Dixon
Title:	Managing Member

NAME OF INSTITUTION:

FOOTHILL CLO I, LTD.
By:	The Foothill Group, Inc., as attorney-in-fact

By:	/s/ Sean Dixon
Name:	Sean Dixon
Title:	Managing Member

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT - 16896700

By:	/s/ Phil Susser
Name:	Phil Susser
Title:	Senior Analyst

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT - 16017000

By:	/s/ Phil Susser
Name:	Phil Susser
Title:	Senior Analyst

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT - 14945000

By:	/s/ Phil Susser
Name:	Phil Susser
Title:	Senior Analyst

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT - 13823100

By:	/s/ Phil Susser
Name:	Phil Susser
Title:	Senior Analyst

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT - 13702900

By:	/s/ Phil Susser
Name:	Phil Susser
Title:	Senior Analyst

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT - 12222133

By:	/s/ Phil Susser
Name:	Phil Susser
Title:	Senior Analyst

NAME OF INSTITUTION:

WELLS CAPITAL MANAGEMENT - 12831400

By:	/s/ Phil Susser
Name:	Phil Susser
Title:	Senior Analyst

Each of the undersigned, each being a Credit Party under, and as defined in, the Credit Agreement referenced in the foregoing First Amendment, hereby consents to the entering into of the First Amendment and agrees to the provisions thereof.

REID PLASTICS GROUP LLC

By:	/s/ Richard P. Sehring
Name:	Richard P. Sehring
Title:	CFO

CONSOLIDATED CONTAINER COMPANY LP

By:	/s/ Richard P. Sehring
Name:	Richard P. Sehring
Title:	CFO

PLASTIC CONTAINERS LLC

By:	/s/ Richard P. Sehring
Name:	Richard P. Sehring
Title:	CFO

CONSOLIDATED CONTAINER CAPITAL, INC.

By:	/s/ Richard P. Sehring
Name:	Richard P. Sehring
Title:	CFO

CONTINENTAL CARIBBEAN CONTAINERS, INC.

By:	/s/ Richard P. Sehring
Name:	Richard P. Sehring
Title:	CFO

EXHIBIT M

FORM OF INCREMENTAL

TERM LOAN COMMITMENT AGREEMENT

[Name(s) of Bank(s)]

[Date]

Consolidated Container Company LLC

3101 Towercreek Parkway

Suite 300

Atlanta, GA 30339

Attention:

re:	Incremental Term Loan Commitment

Ladies and Gentlemen:

Reference is hereby made to the Credit Agreement, dated as of May 20, 2004 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), among CONSOLIDATED CONTAINER HOLDINGS LLC, a Delaware limited liability company (“Holdings”), CONSOLIDATED CONTAINER COMPANY LLC, a Delaware limited liability company (the “Borrower”), the Banks party thereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.

Each Bank (each, an “Incremental Term Loan Bank”) party to this letter agreement (this “Agreement”) hereby severally agrees to provide the Incremental Term Loan Commitment set forth opposite its name on Annex I attached hereto (for each such Incremental Term Loan Bank, its “Incremental Term Loan Commitment”). Each Incremental Term Loan Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Section 1.15 thereof.

Each Incremental Term Loan Bank and the Borrower acknowledge and agree that, with respect to the Incremental Term Loan Commitment provided by such Incremental Term Loan Bank pursuant to this Agreement, such Incremental Term Loan Bank shall receive an upfront fee equal to that amount set forth opposite its name on Annex I attached hereto, which upfront fee shall be due and payable to such Incremental Term Loan Bank on the effective date of this Agreement.

Exhibit M

Each Incremental Term Loan Bank, to the extent that it is not already a Bank under the Credit Agreement, (i) confirms that it is an Eligible Transferee, (ii) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Bank under the Credit Agreement, (iii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (iv) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto, (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank, and (vi) in the case of each such Incremental Term Loan Bank organized under the laws of a jurisdiction outside the United States, attaches the applicable forms described in Section 4.04(b) of the Credit Agreement certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Credit Documents.

The Borrower acknowledges and agrees that all Obligations with respect to Incremental Term Loans shall be fully secured pursuant to the Security Documents in accordance with the terms and provisions thereof. Each Guarantor acknowledges and agrees that all Obligations with respect to Incremental Term Loans shall be fully guaranteed pursuant to the relevant Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Security Documents in accordance with the terms and provision thereof.

The effective date of this Agreement shall be the date on which the parties hereto have executed a counterpart of this Agreement and delivered same to the Administrative Agent at the Notice Office. Incremental Term Loans pursuant to the incremental Term Loan Commitments undertaken pursuant hereto shall be incurred as and subject to the conditions set forth in the definition of Incremental Term Loan Commitment Requirements and the additional conditions set forth in Section 1.15 of the Credit Agreement, including, without limitation, the conditions that (i) all fees required to be paid in connection herewith have been paid and (ii) the conditions precedent set forth in Annex II hereto have been satisfied.

You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on                  ,         . If you do not so accept this Agreement by such time, our Incremental Term Loan Commitments set forth in this Agreement shall be deemed cancelled.

After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by fax) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Credit Documents pursuant to Section 14.12 of the Credit Agreement.

* * *

Exhibit M

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

[NAME OF BANK]

By
Name:
Title:

Agreed and Accepted

this              day of                     ,             :

CONSOLIDATED CONTAINER COMPANY LLC

By:
Name:
Title:

[NAMES OF GUARANTORS][1]

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS as Administrative Agent

By:
Name:
Title:

By:
Name:
Title:

[1]	Insert signature blocks for each Guarantor.

ANNEX I

1. Commitment

Name of Incremental Term Loan Bank	Amount of Incremental Term Loan Commitment	Upfront Fee
Total

2.	Terms

A. The Incremental Term Loans to be made pursuant to this Incremental Term Loan Commitment constitute [Same Tranche Incremental Term Loans] [Separate Tranche Incremental Term Loans].

[B. The maturity, amortization (if any) and interest rates applicable to the Separate Tranche Incremental Term Loans are as follows:             ]

ANNEX II

Conditions Precedent